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                                                                 Exhibit 23.5


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Citadel Communications Corporation on Form S-8 of our report dated March 28, 1997 (relating to the consolidated financial statements of Tele-Media Broadcasting Company and Its Partnership Interests), appearing in the Amendment No. 3 to Registration Statement No. 333-51011 of Citadel Communications Corporation.



/s/ DELOITTE & TOUCHE LLP
-------------------------
Pittsburgh, PA
September 30, 1998